ADVANCED SERIES TRUST

AST First Trust Balanced Target Portfolio

Supplement dated January 31, 2014 to the Summary Prospectus dated April 29, 2013

This supplement should be read in conjunction with the Summary Prospectus (the Summary Prospectus) for the AST First Trust Balanced Target Portfolio (the First Trust Portfolio) and should be retained for future reference. The First Trust Portfolio may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Summary Prospectus.

AST First Trust Balanced Target Portfolio: New Subadvisory Arrangement and Name Change.

The Board of Trustees of the Advanced Series Trust (the Trust) recently approved replacing First Trust Advisors, L.P. (First Trust) as the subadviser to the First Trust Portfolio with Pyramis® Global Advisors, LLC (Pyramis®). The First Trust Portfolio will also be renamed the AST FI Pyramis® Quantitative Portfolio. These changes are expected to become effective on or about February 10, 2014.

To reflect these changes, the Summary Prospectus is revised as follows:

I.	All references in the Summary Prospectus to AST First Trust Balanced Target Portfolio are hereby changed to AST FI Pyramis® Quantitative Portfolio.

II.	The description of the Principal Investment Strategies in the “INVESTMENTS, RISKS AND PERFORMANCE” section of the Summary Prospectus is hereby deleted and replaced with the following:

The Portfolio normally invests approximately 65% of its net assets in equity securities (US and non-US) and approximately 35% of its net assets in fixed income securities (investment grade and below investment grade). The Portfolio invests in a mix of actively managed quantitative strategies as well as index strategies. The Portfolio allocates approximately 10-15% of its net assets to a liquidity strategy with components spread across the asset class spectrum.

III.	The following information replaces the information relating to First Trust in the table in the “MANAGEMENT OF THE PORTFOLIO” section of the Summary Prospectus:

Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Pyramis Global Advisors, LLC	Ognjen Sosa, CAIA	Portfolio Manager	February 2014
AST Investment Services, Inc.		Shiuan-Tung (Tony) Peng, CFA	Portfolio Manager	February 2014
		Ed Heilbron	Portfolio Manager	February 2014

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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